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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR (G) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           HUB INTERNATIONAL LIMITED
             (Exact name of registrant as specified in its charter)

               ONTARIO, CANADA                                 NOT APPLICABLE
   (State of incorporation or organization)         (I.R.S. Employer Identification No.)
          55 EAST JACKSON BOULEVARD                                60604
              CHICAGO, ILLINOIS                                  (Zip Code)
   (Address of principal executive offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each class                       Name of each exchange on which
             to be so registered                       each class is to be registered
         COMMON SHARES (THE "SHARES")                     NEW YORK STOCK EXCHANGE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

      Securities Act registration file number to which this form relates:
                                   333-84734

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      NONE
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Hub International Limited hereby incorporates by reference the description of the Shares to be registered hereunder set forth under the captions entitled:
"Description of Share Capital" and "Shares Eligible for Future Sale" in the registrant's prospectus included as Part I of the registration statement on Form S-1, Registration No. 333-84734, originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on March 22, 2002, and thereafter amended and supplemented (as amended, the "Registration Statement on Form S-1 (No. 333-84734)"), including amendments or supplements thereto set forth in any form of prospectus filed pursuant to Rule 424(b) under the Securities Act, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS

          1. The Registration Statement on Form S-1 (No. 333-84734) is incorporated herein by reference, as applicable.

          2. Articles of Incorporation of the Registrant is set forth as Exhibit
     3.1 to the Registration Statement on Form S-1 (No. 333-84734) and is incorporated herein by reference.

          3. Bylaws of the Registrant are set forth as Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-84734) and are incorporated herein by reference.

          4. Form of certificate representing the Shares of the Registrant is set forth as Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-84734) and is incorporated herein by reference.

     All exhibits required by Item 2 have been or will be supplied to the New York Stock Exchange.

                                        2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          HUB INTERNATIONAL LIMITED
                                          Registrant

                                          By: /s/ W. KIRK JAMES
                                            ------------------------------------
                                            Name: W. Kirk James
                                              Title:  Vice President, Secretary
                                            and
                                                General Counsel

Date: April 30, 2002

                                        3
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                                 EXHIBIT INDEX

EXHIBIT NO.                             EXHIBIT
-----------                             -------
    1.        The Registration Statement on Form S-1 (No. 333-84734) is
              incorporated herein by reference, as applicable.

    2.        Articles of Incorporation of the Registrant is set forth as
              Exhibit 3.1 to the Registration Statement on Form S-1 (No.
              333-84734) and is incorporated herein by reference.

    3. Bylaws of the Registrant are set forth as Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-84734) and are incorporated herein by reference.

    4. Form of certificate representing the Shares of the Registrant is set forth as Exhibit 4.1 to the Registration
              Statement on Form S-1 (No. 333-84734) and is incorporated herein by reference.